COMMITMENTS AND CONTINGENT LIABILITIES:	6 Months Ended
Jun. 30, 2022
COMMITMENTS AND CONTINGENT LIABILITIES:
COMMITMENTS AND CONTINGENT LIABILITIES:

NOTE 8 — COMMITMENTS AND CONTINGENT LIABILITIES:

Legal Proceedings

From time to time, we are subject to various legal proceedings and claims, either asserted or unasserted, that arise in the ordinary course of business. We accrue a liability when management believes that it is both probable that a liability has been incurred and the amount of loss can be reasonably estimated. Although the outcome of the various legal proceedings and claims cannot be predicted with certainty, we believe that any of these proceedings or other claims are neither probable to result in a liability nor can result in a material adverse effect on our business, financial condition, results of operations or cash flows. We are not currently a party to any material legal proceedings, including any such proceedings that are pending or threatened, of which we are aware.